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                                                                    EXHIBIT 10.1

                        AMENDMENT TO CONSULTING AGREEMENT

     THIS AMENDMENT is made as of the 1st day of May, 1995 between NATIONAL MEDICAL CARE, INC., a Delaware corporation with offices located at 1601 Trapelo Road, Waltham, Massachusetts 02154 ("NMC"), VIRGINIA A. KAMSKY, with offices located at 2 Park Avenue, Massapequa, New York 11030, and SOUTHEAST ASIA MARKETS, INC., a New York corporation with offices located at 2 Park Avenue, Massapequa, New York 11030 and Beijing, China.

     WHEREAS, NMC and Virginia A. Kamsky entered into a Consulting Agreement dated as of December 1993 relating to certain consulting services to be provided to NMC and its affiliates to assist NMC in establishing business relationships in Southeast Asia (the "Agreement"); and

     WHEREAS, NMC and Virginia A. Kamsky are desirous that Southeast Asia Markets, Inc. be substituted for Virginia A. Kamsky as a party to the Agreement and that all references to the word "Consultant" in the Agreement shall be Southeast Asia Markets, Inc.

     NOW THEREFORE, NMC, Virginia A. Kamsky, and Southeast Asia Markets, Inc. hereby agree to amend the Agreement as follows:

     1. Effective May 1, 1995, Southeast Asia Markets, Inc. shall be substituted for Virginia A. Kamsky as a party to the Agreement and all references in the Agreement to the "Consultant" shall mean Southeast Asia Markets, Inc.

     2. In providing services under the Agreement, Southeast Asia Markets, Inc. will make available the services of Virginia A. Kamsky, as required to carry out the services set forth in the Agreement.

     Except as amended hereby, the Agreement shall remain in full force and effect.

                                        NATIONAL MEDICAL CARE, INC.



                                        By:
                                           --------------------------------


                                        -----------------------------------
                                        Virginia A. Kamsky


                                        SOUTHEAST ASIA MARKETS, INC.



                                        By:
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